                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                    _____________

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): June 16, 1997
                                                             -------------

                          Choices Entertainment Corporation
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                  (Exact Name of Registrant as Specified in Charter)


Delaware                            0-17001                   52-1529536
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(State or Other Jurisdiction      (Commission                (IRS Employer
     Of Incorporation)            File Number)             Identification No.)



836 West Trenton Avenue, Morrisville, Pennsylvania              19067
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   (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (215) 428-1000
                                                    --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

    On June 16, 1997, the Company consummated the previously announced sale of substantially all of its assets to West Coast Entertainment Corporation ("West Coast").

    As previously reported, the consideration for the assets sold, arrived at by negotiation between the parties, consisted entirely of cash in the amount of $2,430,000. A substantial portion of the proceeds was used to reduce a portion of the Company's debt at closing. In addition, $243,000 of the proceeds was escrowed with West Coast pursuant to the terms of the Asset Purchase Agreement between the Company and West Coast. The escrowed funds will be released to the Company in three installments of $81,000 (with interest) every six months over a period of eighteen months, subject to amounts withheld pursuant to any claims made by West Coast under the terms of the Escrow Agreement between the Company and West Coast.

    There is no material relationship between West Coast and the Company or any of the Company's affiliates, directors or officers, or any associate of any such director or officer.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired.
        Not applicable

(b)  Pro Forma Financial Information.

    The following unaudited pro forma condensed balance sheet of the Company as of March 31, 1997, and the unaudited pro forma condensed statements of loss of the Company for the year ended December 31, 1996, and for the three months ended March 31, 1997, have been prepared to reflect the pro forma effect of the sale by the Company of substantially all of its assets to West Coast ( the "West Coast Transaction"). The pro forma condensed balance sheet was prepared assuming the transaction occurred on March 31, 1997, and the pro forma condensed statements of loss reflect the West Coast Transaction as if it took place on the first day of the year ended December 31, 1996 and the first day of the three-month period ended March 31, 1997.

    The unaudited pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. These pro forma financial statements should be read in conjunction with the Company's historical financial statements and related notes thereof. The unaudited pro forma condensed balance sheet as of March 31, 1997, is not necessarily indicative of the Company's financial position had the transaction been effective at March 31, 1997. The unaudited pro forma condensed statements of loss are not necessarily indicative of either the Company's results of operations that would have occurred had the transaction been effective at the beginning of the periods indicated, or of the future results of the operations of the Company. Furthermore, between March 31, 1997, the unaudited pro forma condensed balance sheet date, and June 16, 1997, the date of the West Coast Transaction, the Company continued to operate at a net loss thereby reducing the proceeds available at closing. As a consequence, available cash following the closing on June 16, 1997, is substantially less than that reflected on a pro forma basis as of March 31, 1997.

                        PRO FORMA CONDENSED STATEMENT OF LOSS
                        For the Year Ended December 31, 1996
                                    (Unaudited)


                                        HISTORICAL          ADJUSTMENTS         PRO FORMA
                                      --------------      ---------------     -------------
Revenues:
       Movie rentals                   $  4,115,891        $(4,115,891)(a)     $          -
       Merchandise sales                  1,056,613         (1,056,613)(a)                -
                                      --------------      ---------------     -------------
                                          5,172,504         (5,172,504)                   -
                                      --------------      ---------------     -------------


Operating costs and expenses:
       Costs of goods sold                  936,400           (936,400)(a)                -
       Cost of movie rentals                151,726           (151,726)(a)                -
       Store payroll                        984,084           (984,084)(a)                -
       Store rents                          941,468           (941,468)(a)                -
       Other store operating expenses       453,733           (453,733)(a)                -
       Selling and administrative
         expenses                           564,120           (310,172)(a)          253,948(b)
       Merger and acquisition expenses            -                                       -
       Professional and consulting
         expenses                           332,322           (208,322)(a)          124,000(b)
       Loss on disposal of videocassette
         rental inventory                   229,446           (229,446)(a)                -
       Store closing, lease termination
         and litigation provisions           51,615            (51,615)(a)                -
       Depreciation and amortization      1,142,440         (1,140,000)(a)            2,440(b)
                                      --------------      ---------------     -------------
                                          5,787,354         (5,406,966)             380,388
                                      --------------      ---------------     -------------

Other income (expenses):
       Interest expense, net                (51,830)            18,613(a)           (33,217)(c)
                                      --------------      ---------------     -------------
Net loss                               $   (666,680)       $   253,075         $   (413,605)
                                      --------------      ---------------     -------------
                                      --------------      ---------------     -------------
Net loss per share of common stock     $      (0.03)                           $      (0.02)
                                      --------------                          -------------
                                      --------------                          -------------
Weighted average shares outstanding      22,004,000                              22,004,000
                                      --------------                          -------------
                                      --------------                          -------------

Notes to Unaudited Pro Forma Condensed Statement of Loss:

(a) Reflects the operations of the Company deemed not to have occurred had the West CoastTransaction been consummated on January 1, 1996.

(b Reflects expenses necessary to maintain the Company without the operations of the video business.

(c)  Reflects interest expense on convertible notes.

                        PRO FORMA CONDENSED STATEMENT OF LOSS
                        For the Three Months Ended March 31, 1997
                                    (Unaudited)


                                        HISTORICAL          ADJUSTMENTS         PRO FORMA
                                      --------------      ---------------     -------------
Revenues:
       Movie rentals                   $  1,011,315        $(1,011,315)(a)     $          -
       Merchandise sales                    244,908           (244,908)(a)                -
                                      --------------      ---------------     -------------
                                          1,256,223         (1,256,223)                   -
                                      --------------      ---------------     -------------

Operating costs and expenses:
       Costs of goods sold                  183,367           (183,367)(a)                -
       Cost of movie rentals                105,865           (105,865)(a)                -
       Store payroll                        246,044           (246,044)(a)                -
       Store rents                          230,440           (230,440)(a)                -
       Other store operating expenses       110,641           (110,641)(a)                -
       Selling and administrative
         expenses                           148,817            (72,715)(a)           76,102(b)
       Professional and consulting
         expenses                            87,992            (54,492)(a)           33,500(b)
       Loss on disposal of videocassette
         rental inventory                    45,644            (45,644)(a)                -
       Depreciation and amortization        248,579           (247,924)(a)              655(b)
                                      --------------      ---------------     -------------
                                          1,407,389         (1,297,132)             110,257
                                      --------------      ---------------     -------------

Other income (expenses):
       Interest expense, net                (17,061)             9,487(a)            (7,574)(c)
                                      --------------      ---------------     -------------
Net loss                               $   (168,227)       $    50,396         $   (117,831)
                                      --------------      ---------------     -------------
                                      --------------      ---------------     -------------

Net loss per share of common stock     $      (0.01)                           $      (0.01)
                                      --------------                          -------------
                                      --------------                          -------------
Weighted average shares outstanding      22,004,000                              22,004,000
                                      --------------                          -------------
                                      --------------                          -------------

Notes to Unaudited Pro Forma Condensed Statement of Loss:

(a) Reflects the operations of the Company deemed not to have occurred had the West Coast Transaction been consummated on January 1, 1997.

(b) Reflects expenses necessary to maintain the Company without the operations of the video business.

(c)  Reflects interest expense on convertible notes.

                       PRO FORMA CONDENSED BALANCE SHEET
                               at March 31, 1997
                                   (unaudited)

                                         HISTORICAL            ADJUSTMENTS           PRO FORMA
                                      ----------------      -----------------     ---------------
ASSETS
Current assets:
  Cash                                 $       54,586        $    2,187,000(a)     $      631,827
                                                                 (1,609,759)(b)
  Cash held in escrow                                                81,000(d)             81,000
  Accounts receivable                          26,304               (26,304)(c)                 -
  Merchandise inventories                     149,486              (149,486)(c)                 -
  Other deferred costs                         20,661                                      20,661
  Prepaid expenses                              9,040                (9,040)(c)                 -
                                      ----------------      -----------------     ---------------
      Total current assets                    260,077               473,411               733,488



Videocassette rental inventory, net           693,327              (693,327)(c)                 -
Equipment, net                                102,301               (97,301)(c)             5,000
Intangible assets, net                        168,394              (168,394)(c)                 -
Cash held in escrow                                                 162,000 (d)           162,000
Other assets                                   72,441               (72,441)(c)                 -
                                      ----------------      -----------------     ---------------
                                       $    1,296,540        $     (396,052)       $      900,488
                                      ----------------      -----------------     ---------------
                                      ----------------      -----------------     ---------------

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Notes payable                        $    1,070,467        $     (390,467)(b)    $      680,000
  Accounts payable                            806,293              (806,293)(b)
  Accrued merger and acquisition
    expenses                                  370,357               (16,558)(b)           353,799
  Accrued professional fees                   243,998              (114,498)(b)           129,500
  Deferred revenue                             16,552               (16,552)(c)                 -
  Accrual for lease cancellation and
    litigation reserves                         1,250                (1,250)(b)                 -
  Accrued salaries                             68,362               (68,362)(b)                 -
  Other accrued expenses                      214,035              (192,331)(b)            21,704
                                      ----------------      -----------------     ---------------
      Total current liabilities             2,791,314            (1,606,311)            1,185,003
                                      ----------------      -----------------     ---------------

Stockholders' deficit:
  Preferred stock
  Common stock                                220,044                                     220,044
  Additional paid in capital               20,519,203                                  20,519,203
  Accumulated deficit                     (22,234,021)            1,210,259(e)        (21,023,762)
                                      ----------------      -----------------     ---------------
      Total stockholders' deficit          (1,494,774)            1,210,259              (284,515)
                                      ----------------      -----------------     ---------------
                                       $    1,296,540        $     (396,052)       $      900,488
                                      ----------------      -----------------     ---------------
                                      ----------------      -----------------     ---------------

Notes to Unaudited Pro Forma Condensed Balance Sheet:

(a) Represents the proceeds from the West Coast Transaction, net of $243,000 held in escrow.

(b) Represents the use of cash proceeds from the West Coast Transaction to pay notes and accounts payable, accrued expenses, accrued salaries, accrued professional fees, and costs of the transaction .

(c) Reflects the elimination of assets and liabilities in connection with the West Coast Transaction.

(d) Represents proceeds from the West Coast Transaction held in escrow.

(e) Represents the estimated gain realized on the West Coast Transaction, net of the costs of the transaction, including estimated taxes, assuming full utilization of net operating loss carryforwards.

(c)   Exhibits.
         The Exhibits listed in the Index to Exhibits appearing on Page E-1.

                                      SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHOICES ENTERTAINMENT CORPORATION
                                                     (Registrant)


Date:  June 27, 1997                      By:/s/ Ronald W. Martignoni
                                             ------------------------------
                                             Ronald W. Martignoni
                                             Chief Executive Officer

                               INDEX TO EXHIBITS

Exhibit
No.        Description of Exhibit
-------    ----------------------

2(a) Asset Purchase Agreement, dated December 16, 1996, as amended, between West Coast Entertainment Corporation and Registrant (1)

           Set forth below is a list of omitted schedules and attachments that will be provided to the Commission upon request:

           Exhibit B           Instrument of Assumption of Liabilities
           Exhibit C           Substance of  Opinion of Seller's Counsel
           Exhibit D           Bill of Sale
           Exhibit E           Substance of Opinion of Hale and Dorr

           Schedule 1.1 (i)    Subsidiaries
           Schedule 1.1 (ii)   Excluded Assets
           Schedule 1.4        Assumption of Liabilities
           Schedule 1.5        Allocation of Base Purchase Price
           Schedule 1.10       Buyer Loan
           Schedule 2.1        Organization
           Schedule 2.2        Capitalization of the Seller and the Subsidiaries
           Schedule 2.3        Authorization
           Schedule 2.4 (i)    Ownership of the Assets-Encumbrances
           Schedule 2.4 (ii)   Ownership of the Assets-Permitted Encumbrances
           Schedule 2.6        Absence of Undisclosed Liabilities
           Schedule 2.7        Litigation
           Schedule 2.8        Insurance
           Schedule 2.9        Inventory
           Schedule 2.10       Fixed Assets
           Schedule 2.11       Leases
           Schedule 2.12       Changes in Financial Condition and Assets
           Schedule 2.13       Tax Matters
           Schedule 2.14       Accounts Receivable
           Schedule 2.16       Contracts and Commitments
           Schedule 2.17       Compliance with Agreements and Laws
           Schedule 2.18       Employee Relations
           Schedule 2.19       Absence of Certain Changes or Events
           Schedule 2.20       Suppliers
           Schedule 2.21       Prepayments and Deposits
           Schedule 2.22       Trade Names and Other Intangible Property
           Schedule 2.23       Employee Plans
           Schedule 2.24       Regulatory Approvals
                                        E - 1

Exhibit
  No.      Description of Exhibit
-------    ----------------------

           Schedule 2.25       Indebtedness to and from Officers, Directors and
                               Shareholders
           Schedule 2.26       Powers of Attorney and Suretyships
           Schedule 5.2 (g)    Absence of Material Changes

10(a) Escrow Agreement, dated June 16, 1997, between West Coast Entertainment Corporation and Registrant (2)
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(1)  Filed as an Exhibit to Registrant's definitive Proxy Statement, dated
     February 11, 1997, with regard to a Special Meeting of Stockholders held on March 12, 1997, as further amended by Second and Third Amendments hereto filed as Exhibits to Registrant's Forms 8-K, dated April 28, 1997 and May 29, 1997, all of which Exhibits are incorporated herein by reference.

(2)  Filed herewith.


















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